UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 5, 2024
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-36117 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054 (Address of Principal Executive Offices, including zip code)

(856) 505 8800
(Registrant's Telephone Number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	INTT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on January 9, 2024, inTEST Corporation (the “Company”) and Scott Nolen mutually agreed that Mr. Nolen’s employment with the Company would end effective immediately. In connection with Mr. Nolen’s departure, on February 5, 2024, Mr. Nolen and the Company entered into a separation agreement (the “Agreement”). Pursuant to the terms of the Agreement, and subject to Mr. Nolen’s compliance with the terms of the Agreement, the Company has agreed that: (i) it will pay to Mr. Nolen an aggregate of $95,266.13, representing three months’ severance, his accrued but unused paid time off, and the cost of COBRA continuation for three months, less applicable deductions and withholdings; (ii) Mr. Nolen’s outstanding performance shares granted under that certain Restricted Stock Award Agreement signed by the Company on March 23, 2021, shall vest with respect to a number of shares as determined based on the Company’s actual 2023 results; and (iii) it will pay Mr. Nolen the 2023 Short Term Incentive Bonus that Mr. Nolen would have otherwise earned had he remained employed as determined based on the Company’s actual 2023 results, less applicable deductions and withholdings.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full and complete terms of the Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Separation Agreement, dated February 5, 2024, between inTEST Corporation and Scott Nolen.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By:	/s/ Duncan Gilmour
Duncan Gilmour
Chief Financial Officer, Treasurer and Secretary

Date:   February 7, 2024